UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 6, 2013

KOPIN CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	000-19882	04-2833935
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
125 North Drive, Westborough MA 02780
(Address of Principal Executive Offices) (Zip Code)

 Registrant's telephone number, including area code   (508) 870-5959

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

          Kopin Corporation issued a press release on August 6, 2013, a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by this reference, in which the Company announced financial results for the second quarter ended June 29, 2013. This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits
99.1	Press Release dated August 6, 2013, entitled, “Kopin Corporation Reports Second Quarter 2013 Operating Results.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOPIN CORPORATION

Date:	August 6, 2013	By:	/s/ Richard A. Sneider
Richard A. Sneider
Treasurer and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated August 6, 2013, entitled, “Kopin Corporation Reports Second Quarter 2013 Operating Results”